UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2013

TARGETED MEDICAL PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-53071	20-5863618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2980 Beverly Glen Circle, Suite 301 Los Angeles, California	90077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 474-9809

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On June 6, 2013, Targeted Medical Pharma, Inc., a Delaware corporation (the “Company”), dismissed the Company’s independent registered public accounting firm, EFP Rotenberg, LLP (“EFPR”) effective immediately. The decision to dismiss EFPR was approved by the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company on June 6, 2013.

In connection with the audits of the fiscal years ended December 31, 2012 and 2011 and through June 6, 2013, there were (i) no disagreements with EFPR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EFPR would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report; (2) no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K except certain material weaknesses in the internal controls over financial reporting as disclosed in the Form 10-K for fiscal year ended December 31, 2012.

EFPR’s report on the financial statements of the Company for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles except that both reports stated there is substantial doubt about the Company's ability to continue as a going concern due to the Company’s financial condition as of December 31, 2012 and December 31, 2011.

The Company has provided EFPR with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and has requested that EFPR furnish a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated June 11, 2013, indicating that it is in agreement with such disclosures is filed as Exhibit 16.1 to this Form 8-K.

On June 10, 2013, the Company engaged Marcum LLP as the Company’s independent registered public accounting firm effective immediately. The engagement was approved by the Audit Committee on June 10, 2013. Prior to June 10, 2013, neither the Company nor anyone acting on its behalf consulted with Marcum LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized EFPR to respond fully to any inquiries of Marcum LLP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from EFP Rotenberg, LLP dated June 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2013

TARGETED MEDICAL PHARMA, INC.

By:	/s/ William E. Shell
Name: William E. Shell, MD
Title: Chief Executive Officer

Exhibit Index

16.1	Letter to the Securities and Exchange Commission from EFP Rotenberg, LLP dated June 11, 2013.